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                                                                      EX-99.B16


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD NEW JERSEY TAX-FREE FUND
                          INSURED LONG-TERM PORTFOLIO



1. Average Annual Total Return (As of November 30, 1997)
    P (1 + T)n = ERV
  Where:    P = a hypothetical initial payment of $1,000
            T = average annual total return
            N = number of years
          ERV = ending redeemable value at the end of the period

EXAMPLE:
--------
 One Year
 --------

      P = $1,000
      T = +6.40%
      N = 1
    ERV = $1,064.03

 Five Year
 ---------
      P = $1,000
      T = +7.10%
      N = 5
    ERV = $1,409.23

 Ten Year
 --------
      P = $1,000
      T = +8.19%
      N = *
    ERV = $2,165.85

------------
*Since Inception (2/3/88)

2. YIELD (30 Days Ended November 30, 1997)



             a - b
YIELD =  2 [(----- + 1)6 - 1]
             c x d

  Where: a = dividends and interest paid during the period b = expense dollars during the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

EXAMPLE:
--------

          a = $3,773,391.48
          b = $131,121.67
          c = 79,660,277.737
          d = $ 11.72
      Yield = 4.73%


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                                                                      EX-99.B16


               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       VANGUARD NEW JERSEY TAX-FREE FUND
                             MONEY MARKET PORTFOLIO



1. Average Annual Total Return (As of November 30, 1997)
    P (1 + T)n = ERV
  Where:    P = a hypothetical initial payment of $1,000
            T = average annual total return
            N = number of years
          ERV = ending redeemable value at the end of the period

EXAMPLE:
--------
 One Year
 --------

      P = $1,000
      T = +3.32%
      N = 1
    ERV = $1,033.22

 Five Year
 ---------
      P = $1,000
      T = +2.99%
      N = 5
    ERV = $1,158.65

 Ten Year
 --------
      P = $1,000
      T = +3.95%
      N = *
    ERV = $1,462.92

------------
*Since Inception (2/3/88)